UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2010

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-11321 (Commission File Number)	11-2580136 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 30, 2010, Universal American Corp. (the “Company”) issued a press release announcing the execution of (i) an Agreement and Plan of Merger, dated as of December 30, 2010 among the Company, CVS Caremark Corporation and Ulysses Merger Sub, L.L.C., a wholly owned subsidiary of CVS Caremark Corporation and (ii) a Separation Agreement, dated as of December 30, 2010 between the Company and Ulysses Spin Corp. (“NewCo”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “project,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in the Company’s business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, the Company or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  The Company’s actual results may differ materially from its expectations, plans or projections.  The Company warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond the Company’s ability to control or predict with accuracy and some of which it might not even anticipate.  These risks and uncertainties include:  the timing to consummate the proposed transaction; negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of the Company to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the separation of the Medicare Prescription Drug Business will be greater than expected; the risks to NewCo’s ability to effectively operate its businesses independently of the Medicare Prescription Drug Business, including its ability to access sufficient sources of capital to fund its operations; the risks to NewCo’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues and other risks described in the risk factor section of the Company’s SEC reports.  The Company gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports.  The Company cautions readers not to place undue reliance on these forward-looking statements that speak only as of the date made. All forward-looking statements included in Current Report on Form 8-K (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any such forward-looking statements.

Additional Information

In connection with the proposed transaction, NewCo will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of NewCo.  The Company will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (sec.gov).  You will also be able to obtain these documents, free of charge, when filed, from the Company’s website, www.UniversalAmerican.com, under the tab “Investors” and then under the tab “SEC Filings.”

The Company and its directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company shareholders in favor of the merger and the separation.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.  You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 31, 2010

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

99.1        Press Release dated December 31, 2010